SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 22, 2003

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

                      Nevada                        76-0364866
       -----------------------------------   -----------------------------
       (State or other jurisdiction of            (I.R.S. Employer
        incorporation or organization)            Identification No.)

1300 West Sam Houston Parkway South, Suite 300 Houston, Texas           77042
--------------------------------------------------------------        ----------
    (Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000




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Item 5.  Other Events.

On September 22, 2003, U.S. Physical Therapy, Inc. (the "Company") a national operator of physical and occupational therapy outpatient clinics, issued a press release announcing that based on recent lower than expected patient visits and certain one-time costs, earnings per share will be less than the Company's previous guidance of a 10% to 17% increase in 2003 as compared to 2002 actual results. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibits        Description of Exhibits
--------        -----------------------

99.1            Press release dated September 22, 2003.*

* Furnished herewith





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                U.S. PHYSICAL THERAPY, INC.


Dated: September 22, 2003                       By:  /s/ Larry McAfee
                                                     ----------------
                                                Name: Larry McAfee
                                                Title: Chief Financial Officer

Exhibits        Description of Exhibits
--------        -----------------------

99.1            Press release dated September 22, 2003.*

* Furnished herewith